SHARE CLASS REDESIGNATION

                            EFFECTIVE JANUARY 1, 1999
                           Class A - Formerly Class I
                           Class C - Formerly Class II

                        SUPPLEMENT DATED JANUARY 1, 1999
                              TO THE PROSPECTUS OF
                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                             DATED DECEMBER 1, 1998

The prospectus is amended as follows:

I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the prospectus to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II.   Under "How Do I Buy Shares?",

      (a) the second waiver category in the section "Sales Charge Waivers," found under "Sales Charge Reductions and Waivers," is replaced with the following:

      2. Redemption proceeds from the sale of shares of any Franklin Templeton Fund. The proceeds must be reinvested in the same class of shares, except proceeds from the sale of Class B shares will be reinvested in Class A shares.

         If you paid a Contingent Deferred Sales Charge when you sold your Class A or C shares, we will credit your account with the amount of the Contingent Deferred Sales Charge paid but a new Contingent Deferred Sales Charge will apply. For Class B shares reinvested in Class A, a new Contingent Deferred Sales Charge will not apply, although your account will not be credited with the amount of any Contingent Deferred Sales Charge paid when you sold your Class B shares.

         Proceeds immediately placed in a Franklin Bank CD also may be reinvested without a front-end sales charge if you reinvest them within 365 days from the date the CD matures, including any rollover.

         This waiver does not apply to shares you buy and sell under our exchange program. Shares purchased with proceeds from a money fund may be subject to a sales charge.

      (b) and the section "How Do I Buy Shares in Connection with Retirement Plans?" is replaced with the following:

      HOW DO I BUY SHARES IN CONNECTION WITH RETIREMENT PLANS?

      Your individual or employer-sponsored retirement plan may invest in the funds. Plan documents are required for all retirement plans. Trust Company can provide the plan documents for you and serve as custodian or trustee.

      Trust Company can provide you with brochures containing important information about its plans. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Plan Services.

      Please consult your legal, tax or retirement plan specialist before choosing a retirement plan. Your investment representative or advisor can help you make investment decisions within your plan.

III. The third item in the section "Exchange Restrictions," found under "May I Exchange Shares for Shares of Another Fund?", is replaced with the following:

       o Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee. You may, however, exchange shares from a fund account requiring two or more signatures into an identically registered money fund account requiring only one signature for all transactions. PLEASE NOTIFY US IN WRITING IF YOU DO NOT WANT THIS OPTION TO BE AVAILABLE ON YOUR ACCOUNT. Additional procedures may apply. Please see "Transaction Procedures and Special Requirements."

IV.    In the "By Phone" section of the chart under "How Do I Sell Shares?",

      (a) the first bulleted item is replaced with the following:

       o If the request is $100,000 or less. Institutional accounts may exceed $100,000 by completing a separate agreement. Call
         Institutional Services to receive a copy.

      (b) and the third bulleted item is deleted.

V.    Under "Transaction Procedures and Special Requirements,"

      (a) the section "Joint Accounts" is replaced with the following:

      JOINT ACCOUNTS. For accounts with more than one registered owner, the funds accept written instructions signed by only one owner for transactions and account changes that could otherwise be made by phone. For all other transactions and changes, all registered owners must sign the instructions.

      Please keep in mind that if you have previously told us that you do not want telephone exchange or redemption privileges on your account, then we can only accept written instructions to exchange or redeem shares if they are signed by all registered owners on the account.

      (b) the reference to $50,000 in the section "Signature Guarantees" is replaced with $100,000.

      (c) and the section "Trust Company Retirement Plan Accounts," found under "Telephone Transactions," is deleted.

VI. In the section "Services to Help You Manage Your Account - TeleFACTS(R)," the third bulleted item is replaced with the following:

       o exchange shares (within the same class) between identically registered Franklin Templeton Class A, B or C accounts; and

VII. In the "Useful Terms and Definitions" section, the definition of "Class I and Class II" is replaced with the following:

      CLASS A, CLASS B AND CLASS C - Each fund offers two classes of shares, designated "Class A" and "Class C." The two classes have proportionate interests in the fund's portfolio. They differ, however, primarily in their sales charge structures and Rule 12b-1 plans. Certain funds in the Franklin Templeton Funds also offer a share class designated "Class B."

              Please keep this supplement for future reference.



                            SHARE CLASS REDESIGNATION
                            EFFECTIVE JANUARY 1, 1999
                           Class A - Formerly Class I
                           Class C - Formerly Class II

                        SUPPLEMENT DATED JANUARY 1, 1999
                  TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                    FRANKLIN TEMPLETON FUND ALLOCATOR SERIES
                             DATED DECEMBER 1, 1998

The Statement of Additional Information is amended as follows:

I. As of January 1, 1999, Class I shares are designated Class A and Class II shares are designated Class C. All references in the Statement of Additional Information to Class I shares are replaced with Class A, and all references to Class II shares are replaced with Class C.

II. The first sentence in the section "Additional Information on Exchanging Shares," found under "How Do I Buy, Sell and Exchange Shares?", is replaced with the following:

      If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the fund and exchanged into the new fund at Net Asset Value when paid.

              Please keep this supplement for future reference.